℠ Utz Brands, Inc. Q3 2021 Earnings Presentation November 11, 2021 1

℠ Disclaimer 2 Forward-Looking Statements Certain statements made herein are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. The forward-looking statements generally are accompanied by or include, without limitation, statements such as “will”, “expect”, “intends”, “goal” or other similar words, phrases or expressions. These forward-looking statements include the expected effects from the COVID-19 pandemic, future plans for the Company, the estimated or anticipated future results and benefits of the Company’s future plans and operations, future capital structure, future opportunities for the Company including the planned acquisition of R.W. Garcia, and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially. Factors that may cause such differences include, but are not limited to: the risk that the recently completed business combinations and other acquisitions recently completed by the Company (collectively, the “Business Combinations”) disrupt plans and operations; the ability to recognize the anticipated benefits of such Business Combinations, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the outcome of any legal proceedings that may be instituted against the Company following the consummation of such Business Combinations; the ability of the Company to close planned acquisitions; changes in applicable law or regulations; costs related to the Business Combinations and other planned acquisitions; the inability of the Company to maintain the listing of the Company’s Class A Common Stock on the New York Stock Exchange; the inability of the Company to develop and maintain effective internal controls; the risk that the Company’s gross profit margins may be adversely impacted by a variety of factors, including variations in raw materials pricing, retail customer requirements and mix, sales velocities and required promotional support; changes in consumers’ loyalty to the Company’s brands due to factors beyond the Company’s control; changes in demand for the Company’s products affected by changes in consumer preferences and tastes or if the Company is unable to innovate or market its products effectively; costs associated with building brand loyalty and interest in the Company’s products, which may be affected by the Company’s competitors’ actions that result in the Company’s products not suitably differentiated from the products of competitors; fluctuations in results of operations of the Company from quarter to quarter because of changes in promotional activities; the possibility that the Company may be adversely affected by other economic, business or competitive factors; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K/A filed with the U.S. Securities and Exchange Commission (the “Commission”) for the fiscal year ended January 3, 2021, as amended, and other reports filed by the Company with the Commission. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with U.S. generally accepted accounting principles (“GAAP”) including, but not limited to, Pro Forma Net Sales, Adjusted Gross Profit, Pro Forma Adjusted Gross Profit, Adjusted SG&A, EBITDA, Adjusted EBITDA, Further Adjusted EBITDA, Normalized Further Adjusted EBITDA, Adjusted Net Income, Adjusted Earnings Per Share and certain ratios and other metrics derived there from. These non-GAAP financial measures do not represent financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of the Company to date; and (ii) that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Business Overview Dylan Lissette, Chief Executive Officer 3

℠ 4 Key Messages ▪ Demand for our brands remains strong and our two-year sales growth is accelerating as we continue to lap the strong consumption impact from COVID-19 with improved strength in our Core and significant Emerging and Expansion growth ▪ Q3'21 IRI retail sales outpaced the Salty Snack Category on a two-year basis with Power Brands significantly outpacing the category with strong performance across all retail channels ▪ Our national expansion continues with both all commodity volume (“ACV”) growth of ~600 bps over two years and total points of distribution (“TDP”) gains of ~22% over two years for our brands ▪ Gross margins impacted by rising inflation, but pricing actions and productivity initiatives are on-track and continue to build as we exit the year with a carry forward benefit expected into fiscal 2022 ▪ Very proud of our Utz associates as we celebrate our 100th year and our first year as a public company, and continue to deploy our long-term value creation strategies

Value Creation Strategies

Continued Consistent Execution in 3Q'21

Reduce Costs and Enhance Margins

- ✓ **On track to achieve ~2% productivity by end of 2021**
- ✓ **Converted 42 DSD company-owned routes to Independent Operator routes; on track for ~200 in 2021**
- ✓ **Implementing price pack architecture actions across the portfolio and contribution to net sales accelerated to 4.2%**
- ✓ **Power Brand sales continue to outpace Foundation Brands and increased to 87% of retail sales[1,2]**

Reinvest to Accelerate Revenue Growth

3Q'21 performance below reflects 2-Year CAGR IRI Retail Sales Results for 13-week Period Ended October 3, 2021[1]

- ✓ **Power Brands growth of 11.1% vs. Total Salty Snack category +8.3%**
- ✓ **13% growth in Emerging and 14% growth in Expansion geographies – outpacing Salty Snack category by ~400bps to 500bps**
- ✓ **15% growth in Mass channel vs. Mass Salty Snack category +12%**
- ✓ **6% growth in C-store channel vs. C-store Salty Snack category +4%**
- ✓ **17% growth in Tortilla chips vs. Sub-category +8%**

Continue Strategic Acquisitions

- ✓ **Recently announced the acquisition of RW Garcia at a purchase multiple of 5.7x Adjusted EBITDA including expected run-rate cost synergies**
- ✓ **Continue to opportunistically acquire third-party distribution rights to accelerate geographic expansion**
- ✓ **All integrations of 2020/2021 acquisitions are on track and on target to deliver cost and revenue synergy goals**
- ✓ **Acquisition pipeline remains robust with strategic and accretive opportunities**

(1) Source: IRI Custom Panel, Total US MULO + C, 13-weeks ended 10/3/2021; % YoY Growth compared to the comparable period in the prior year on a pro forma basis.
(2) IRI does not include Partner Brands and Private Label retail sales.

Utz BRANDS
5

Summary of Q3 Results

- Net sales growth of 26.1% primarily reflects the positive contribution from acquisitions
  - Organic Net Sales growth of 1% on top of strong 10% Organic growth in 3Q'20
- Sales momentum is building and Pro Forma Net Sales 2-year CAGR of 6.4% increased from 6.1% in Q2 and 4.3% in Q1
- Gross margins primarily impacted by higher inflation
  - Pricing actions continue to be implemented with the benefits building
  - The Company estimates IO conversions adversely impacted adjusted gross margins by ~100bps with offsetting benefits in SG&A

Net Sales(1)



($ in M)
+26%
248.0
312.7
3Q20
3Q21

Adj. Gross Profit (% margin)



($ in M)
+13%
99.2
40.0%
111.8
35.8%
3Q20
3Q21

Adj. EBITDA (% margin)



($ in M)
+17%
38.2
15.4%
44.8
14.3%
3Q20
3Q21

Note: Pro Forma Net Sales, Adjusted Gross Profit, and Adjusted EBITDA, are Non-GAAP financial measures.
See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.
(1) Year-over-year Q3 2021 Pro Forma Net Sales increased 1.4%

6

℠ Q3 Retail Sales 2-Year Growth Rates Accelerating 7 Retail Sales 2-Year CAGR Rolling 12-Week Trend Source: IRI, Total US MULO + C. trend on a pro forma basis. Total Utz portfolio returned to 2-year share gains in the quarter driven by Power Brands Foundation Brands retail sales declines slowing as we lap peak COVID-19 pantry loading 5.4% 6.0% 6.2% 6.3% 6.3% 7.0% 7.7% 7.8% 7.9% 8.2% 5.4% 5.4% 5.6% 6.0% 5.9% 6.4% 7.2% 7.8% 8.7% 9.3% 7.0% 7.0% 7.2% 7.7% 7.6% 8.1% 8.8% 9.4% 10.4% 11.0% -3.3% -3.2% -3.3% -3.0% -3.0% -2.5% -1.7% -1.4% -0.5% -0.3% 12-Weeks Ending 1-24-21 12-Weeks Ending 2-21-21 12-Weeks Ending 3-21-21 12-Weeks Ending 4-18-21 12-Weeks Ending 5-16-21 12-Weeks Ending 6-13-21 12-Weeks Ending 7-11-21 12-Weeks Ending 8-8-21 12-Weeks Ending 9-5-21 12-Weeks Ending 10-3-21 Utz Foundation Brands Utz Power Brands Total Salty Snacks Utz Brands (total)

Gaining Share Power Brand Share Over Last Two Years

Power brands are now 87% of our portfolio, an increase of 200bps from two years ago

Foundation Brand performance reflects the continued shift in focus to Power Brands, and performance is improving

Power Brands Retail Sales Change[1]
(13-Weeks Ended 10/3/21)



Total Salty Snacks
Utz Power Brands
7.9%
5.7%
YoY Growth
8.3%
11.1%
2-Year CAGR

Power Brands

Pork Skins

Foundation Brands Retail Sales Change[1][2]
(13-Weeks Ended 10/3/21)



Total Salty Snacks
Utz Foundation Brands
7.9%
-4.2%
YoY Growth
8.3%
-0.1%
2-Year CAGR

Foundation Brands

Chips/Cheese

Other[2]

- Partner Brands
- Private Label

(1) Source: IRI Custom Panel, Total US MULO + C, 13-weeks ended 10/3/2021; % YoY Growth compared to the comparable period in the prior year on a pro forma basis.
(2) IRI does not include Partner Brands and Private Label retail sales.

8

℠ 9 Source: IRI, Total US MULO + C. on a pro forma basis. Two-Year Growth Across Major Sub-Categories Sub-Category Retail Sales 2-Year CAGR (13-Weeks Ended 10/3/21) 5.1% Cheese Snacks Pretzels Total Salty Snacks Potato Chips Tortilla Chips Pork Rinds 11.1% 8.0% 9.2% 11.0% 7.6% 7.7% 17.3% 18.0% 9.8% 13.3% 10.4% 12.0% 3.6% 5.3% 6.1% 13-Weeks Ended 10/3/21 YoY % Change Sub-Category Utz Brands 3.4% 5.1% 13.1% 8.3% 7.0% (6.9%) 10.3% (1.6%) 8.9% 15.1% 9.1% (0.6%) (2.8%) 10.8% Utz Brands 39% 19% 12% 10% 6% 3% 2% 13-Weeks Ended 10/3/21 Approximate % of Retail Sales 42.5% 15.4% Salsa Queso 4.8% 15.7% Total Sub-Category Power Brands Power Brands two-year share gains across every major sub-category and our total Utz Platform gained share in four of five tracked sub-categories Double-digit two-year CAGR’s in tortilla chips, pretzels, cheese snacks, salsa and queso 9.5% 8.3%

℠ 10 Source: IRI, Total US MULO + C. on a pro forma basis. Positive Momentum Led by Power Brands Across All Geographies Geographic Channel Retail Sales 2-Year CAGR (13-Weeks Ended 10/3/21) 7.5% 9.2% 8.3% Total US 11.1% Core 5.7% Expansion Emerging 9.5% 6.8% 13.3% 16.3% 8.4% 14.0% 15.4% 13-Weeks Ended 10/3/21 YoY % Change Total Salty Snacks Utz Brands 7.9% 6.4% 9.2% 7.8% 4.4% 0.9% 6.4% 7.9% Expansion and Emerging continue to outperform with two-year growth rates significantly outpacing the Category by 400 bps and 550bps, respectively Core momentum improving with a return to year-over-year growth and two-year growth doubles from 2.9% in Q2’21 to 5.7% in Q3’21 Total Salty Snacks Power Brands Total Salty Snacks Utz Brands 26% 23% 48% 48% 23% 26% 13-Weeks Ended 10/3/21 Approximate % of Retail Sales

℠ Strong Growth for ON THE BORDER® In All Geographies 11 ON THE BORDER® Retail Sales 2-Year CAGR Rolling 12-Week Trend Source: IRI, Total US MULO + C. trend Leveraging the Utz sales platform to drive increasing growth and unlock revenue synergies Transitioned our primary DSD Distributor for ON THE BORDER® in certain key Core geographies to Utz in August 2021 and we are seeing positive early results 9.8% 8.6% 10.1% 12.9% 14.0% 15.3% 18.0% 18.8% 22.9% 26.7% 7.9% 7.5% 9.8% 11.3% 12.1% 12.7% 14.6% 15.0% 16.9% 19.4% 4.1% 3.4% 4.6% 6.0% 6.9% 8.7% 11.2% 12.4% 13.7% 14.4% 5.6% 5.0% 6.5% 8.1% 9.0% 10.5% 12.9% 13.9% 15.7% 17.2% 12-Weeks Ending 1-24-21 12-Weeks Ending 2-21-21 12-Weeks Ending 3-21-21 12-Weeks Ending 4-18-21 12-Weeks Ending 5-16-21 12-Weeks Ending 6-13-21 12-Weeks Ending 7-11-21 12-Weeks Ending 8-8-21 12-Weeks Ending 9-5-21 12-Weeks Ending 10-3-21 Utz Emerging Utz Core Utz Expansion Total US

℠ 12 Source: IRI, Total US MULO + C. on a pro forma basis. Share Gains in Grocery, Mass and C-Store Retail Channel Retail Sales 2-Year CAGR (13-Weeks Ended 10/4/21) ClubMULO + C 9.5% 8.3% Grocery Mass C-Store 11.1% 7.8% 8.2% 10.4% 11.7% 14.9% 14.9% 17.0% 12.6% 13.0% 3.9% 5.7% 7.7% 13-weeks ended 10/4/21 YoY % Change Total Salty Snacks Utz Brands 7.9% 0.6% 14.0% 15.8% 15.9% 4.4% (4.0%) 17.9% 4.2% 16.6% Total Salty Snacks Power Brands Continued strong growth across all channels with largest share gains in Grocery, Mass and C-store Momentum is building and Power brands are driving positive momentum across all channels Total Salty Snacks Utz Brands 43% 6% 21% 48% 9% 16% 13-Weeks Ended 10/4/21 Approximate % of Retail Sales 23% 20%

13 Financial Performance Ajay Kataria, Chief Financial Officer

℠ Third Quarter 2021 Financial Results Summary 14 Note: Pro Forma Net Sales, Adjusted SG&A, Adjusted Gross Profit, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. 3Q’20 Results 3Q’21 Results In $millions, except per share amounts Net Sales Adj. SG&A % of net sales 248.0 60.9 24.6% Adj. Gross Profit % of net sales 99.2 40.0% YoY Change Adj. EBITDA % of net sales Adj. Net Income Pro Forma Net Sales 38.2 15.4% 18.2 312.7 66.1 21.1% 111.8 35.8% 44.8 14.3% 25.6 +26.1% +8.5% +350bps +12.7% (420bps) +1.4% +17.3% (110bps) +40.7% Adj. EPS nm $0.18 nm 308.3 312.7

℠ 15 Q3 Balance Sheet and Additional Items ▪ As of October 3, 2021, the Company had $26M of cash on hand and $133M available under its revolving credit facility, providing liquidity in excess of $159M ▪ Expect to use balance sheet cash and revolving credit facility to fund the $56M cash purchase price for the previously announced acquisition of R.W. Garcia Holdings, LLC and related entities ▪ Net debt of $796.4M as of October 3, 2021, resulting in a Pro Forma Net Leverage ratio of 4.7x based on LTM Normalized Further Adjusted EBITDA of $170.2M ▪ Capital expenditures of $17.8M in the 39-weeks ended October 3, 2021 Note: Pro Forma Net Leverage Ratio and Normalized Further Adjusted EBITDA are Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

℠ 16 Q3 Net Sales Bridge (1) Acquisitions include partial period results of Truco Enterprises from 12/14/2020 to 10/3/2021; H.K. Anderson from 11/2/2020 to 10/3/2021; Vitner’s from 2/8/2021 to 10/3/2021; Festida 6/7/2021 to 10/3/2021 (2) Estimated impact due to conversion of employee-serviced DSD routes to independent operator-serviced routes. Q3 Net Sales YoY Growth Decomposition (2)(1) ▪ Growth driven by acquisitions and Organic growth of 1% (+2% excluding IO discounts) ▪ Price/mix improved from Q1’21 and Q2’21 with momentum building ▪ Volumes impacted by COVID-19 overlap and supply disruptions ▪ Pro Forma Net Sales 2-year CAGR of 6.4%, up from Q2’21 rate of 6.1% 4.2% Acquisitions Price/Mix -2.2% 26.1% -1.0% Volume IO Discounts 3Q21 25.1%

℠ SG&A (ex- Transportation) 3Q20 0.7% 3.6% -0.8% Price/Mix 1.0% Acquisitions 1.0% Productivity -6.5% Volume Inflation 3Q21 15.4% 14.3% 17 Q3 Adjusted EBITDA Margin Bridge Q3 Adjusted EBITDA Margin Decomposition Note: Adjusted EBITDA Margin is a Non-GAAP financial measure. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. ▪ Favorable price/mix and modest benefits from productivity initiatives ▪ Volume declines due to 2020 COVID-19 overlap and supply chain disruptions ▪ Higher inflation which includes commodities, transportation and labor

℠ 18 Implementing Pricing Actions to Rising Input Costs Gross Input Cost Inflation % vs. 2020 Price/Mix Contribution as a % of Net Sales 1Q’21 2Q’21 3Q’21 4Q’21E 1.9% 2.3% 4.2% Pricing actions are building to help offset rising inflation Our total input costs across not only commodities, but also labor and transportation, have continued to increase throughout 2021… …we reacted quickly and began implementing pricing actions to help offset rising inflation with the benefits building momentum into fiscal 2022 1H’21 2H’21E Mid-Single- Digit % Low Double- Digits %

Fiscal 2021 Outlook

Continue to expect fiscal 2021 net sales to be consistent with fiscal 2020 Pro Forma Net Sales with modest Organic Net Sales growth year-over-year

Earnings outlook reflects rising inflation due to the challenging industry-wide supply chain environment and a lower tax rate and lower interest expense than previously expected

	Previous	Current
Net Sales Growth vs. Pro Forma 2020(1)	Consistent with fiscal 2020	Consistent with fiscal 2020
Organic Net Sales Growth(1)	Modest	Modest
Adjusted EBITDA(2)	$160 to $170M	Towards the low-end of the previous range
Adjusted EPS(3)	$0.55 to $0.60	$0.55 to $0.60

Comments

- Earnings outlook now assumes:
  - Commodity inflation of approximately 7%
  - Higher transportation costs
  - Lower effective tax rate
- Pricing actions and productivity initiatives are both 2H'21 weighted and help to offset inflation
- FY21 outlook excludes approximately $6M of unrealized cost synergies from acquisitions (excludes RW Garcia) expected to occur in 2022 and beyond.

Long-term organic growth algorithm of 3 to 4% Net Sales growth and 6 to 8% Adjusted EBITDA growth remains intact

Note: Pro Forma Net Sales, Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP measures.
(1) 2020 Pro Forma Net Sales includes $1.16 billion of pro forma net sales on a 52-week comparison basis, includes pre-acquisition net sales for Vitner's if $20M to align with the expectation for FY 2021 (11 months of results from operating and SKU rationalization activity) and excludes full year pre-acquisition net sales amount of $14M for Festida Foods. The Company's 2021 net sales growth rate outlook is inclusive of the impact from the conversion of employee-serviced DSD routes to independent operator-serviced routes.
(2) Excludes approximately $6M of unrealized cost synergies expected to occur in 2022 and beyond; excludes expected unrealized synergies from RW Garcia acquisition.
(3) Excludes step-up depreciation & amortization ("D&A"), stock compensation expense, and non-recurring items.

Utz BRANDS 19

℠ 20 Fiscal 2021 Outlook (cont.) Additional Assumptions ▪ Unchanged Assumptions – Funded $25M Vitner's acquisition in February 2021 with balance sheet cash – Funded $41M Festida Foods acquisition in June 2021 with revolving credit facility – Incremental term loan of $75M to pay down revolver and put cash on balance sheet – Productivity of approximately 2% of cost of goods sold – Capital expenditures of approximately $40M to drive productivity efforts – Fully diluted shares on an as-converted basis of approximately 142M – ~200 Independent Route (“IO”) conversions – Net leverage ratio of approximately 4.5x by end of 2021(1) ▪ Updated Assumptions – Commodity inflation of approximately 7% – Higher transportation costs than previously expected – Fund approximately $15M toward acquiring and vertically integrating multiple third-party distribution rights – Core D&A of $25 – $27M and step-up D&A of $50 – $53M (comprised of approximately 40% cost of goods sold and 60% SG&A expense) – Cash interest expense of approximately $30M(2) – Effective cash tax rate of 15.0% - 17.0% (% of pre-tax book income)(3) (1) Includes unrealized cost synergies of approximately $6M from acquisitions; excludes RW Garcia (2) Excludes amortization of deferred financing fees, interest expense related to loans to independent operators that we guarantee, and interest income. Includes $250M notional interest rate hedge expiring in September 2022 that fixes 1 month LIBOR at 1.339%. (3) Excluding the impact of ~$6.5M of taxes expected to be paid in 2021 that relate to the 2020 tax period prior to August 28, 2020.

Appendix 21

℠ Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 22 Net Sales and Pro Forma Net Sales October 3, 2021 September 27, 2020 October 3, 2021 September 27, 2020 (dollars in millions) (Successor) (Combined Successor and Predecessor) (Successor) (Combined Successor and Predecessor) Net Sales $ 312.7 $ 248.0 $ 879.8 $ 718.0 H.K. Anderson Pre-Acquisition Net Sales - 2.5 - 6.9 Vitner's Pre-Acquisition Net Sales - 5.7 - 15.0 Truco Enterprises Pre-Acquisition Net Sales - 49.8 - 150.6 Festida Foods Pre-Acquisition Net Sales - 2.3 3.6 7.4 Pro Forma Net Sales $ 312.7 $ 308.3 $ 883.4 $ 897.9 13-Weeks Ended 39-Weeks Ended

℠ Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 23 Gross Profit, Adjusted Gross Profit and PF Adj Gross Profit October 3, 2021 September 27, 2020 October 3, 2021 September 27, 2020 (dollars in millions) (Successor) (Combined Successor and Predecessor) (Successor) (Combined Successor and Predecessor) Gross Profit $ 102.6 $ 86.2 $ 293.4 $ 251.1 Depreciation and Amortization 9.3 13.0 25.4 23.8 Non-Cash, non-recurring adjustments (0.1) - 2.9 - Adjusted Gross Profit 111.8 99.2 321.7 274.9 Adjusted Gross Profit as a % of Net Sales 35.8% 40.0% 36.6% 38.3% Depreciation and Amortization - COGS (9.3) (13.0) (25.4) (23.8) H.K. Anderson Pre-Acquisition Gross Profit - 0.4 - 1.0 Vitner's Pre-Acquisition Gross Profit - 2.8 - 7.3 Truco Enterprises Pre-Acquisition Gross Profit - 19.8 - 60.4 Festida Foods Pre-Acquisition Gross Profit - 1.5 2.7 4.9 Pro Forma Gross Profit 102.5 110.7 299.0 324.7 Depreciation and Amortization - COGS 9.3 13.0 25.4 23.8 Festida Pre-Acquisition D&A - 0.5 1.0 1.5 Depreciation and Amortization - Total 9.3 13.5 26.4 25.3 Pro Forma Adjusted Gross Profit $ 111.8 $ 124.2 $ 325.4 $ 350.0 Pro Forma Adjusted Gross Profit as a % of Pro Forma Net Sales 35.8% 40.3% 36.8% 39.0% 13-Weeks Ended 39-Weeks Ended

℠ Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 24 Adjusted Selling, General and Administrative Expense October 3, 2021 September 27, 2020 October 3, 2021 September 27, 2020 (dollars in millions) (Successor) (Combined Successor and Predecessor) (Successor) (Combined Successor and Predecessor) Selling, General and Administrative Expense - Including Depreciation and Amortization $ 98.7 $ 84.6 $ 278.9 $ 221.0 Depreciation and Amortization in SG&A Expense (11.4) (4.4) (33.9) (11.6) Non-Cash, and/or Non-recurring Adjustments (21.2) (19.3) (39.4) (32.7) Adjusted Selling, General and Administrative Expense 66.1 60.9 205.6 176.7 Adjusted Selling, General and Administrative Expense as a % of Net Sales 21.1% 24.6% 23.4% 24.6 % Vitner's Pre-Acquisition SG&A Expense - 2.2 - 5.8 Truco Enterprises Pre-Acquisition SG&A Expense - 9.1 - 24.2 Festida Foods Pre-Acquisition SG&A Expense - 0.8 1.5 2.5 Pro Forma Adjusted SG&A Expense $ 66.1 $ 73.0 $ 207.1 $ 209.2 Pro Forma Adjusted Selling, General and Administrative Expense as % of Pro Forma Net Sales 21.1% 23.7% 23.4% 23.3% 13-Weeks Ended 39-Weeks Ended

℠ 25 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures (1) Income Tax Rate Adjustment calculated as Income (Loss) before taxes plus (i) Acquisition, Step-Up Depreciation and Amortization and (ii) Other Non-Cash and/or Non-Recurring Adjustments, less the difference between cash tax and the actual tax provision recorded in the Consolidated Statement of Operations and Comprehensive Income (Loss). Cash tax includes corporate income tax payments plus non-resident withholding and tax distributions, which are considered equivalent to tax. Adjusted Net Income October 3, 2021 September 27, 2020 October 3, 2021 September 27, 2020 (dollars in millions, except per share data) (Successor) (Combined Successor and Predecessor) (Successor) (Combined Successor and Predecessor) Net Income (Loss) $ 31.4 $ (25.3) $ 24.2 $ (17.0) Deferred Financing Fees 0.4 0.4 0.8 1.9 Depreciation and Amortization 20.7 17.4 59.3 35.4 Non-Acquisition Related Depreciation and Amortization (8.0) (6.3) (21.0) (19.2) Acquisition Step-Up Depreciation and Amortization: 12.7 11.1 38.3 16.2 Certain Non-Cash Adjustments 2.0 (4.5) 9.0 (1.7) Acquisition and Integration 11.0 22.3 19.0 31.4 Business Transformation Initiatives 8.0 1.1 13.7 3.5 Financing-Related Costs 0.1 2.5 0.7 2.6 (Gain) Loss on Remeasurement of Warrant Liability (36.3) 18.0 (34.2) 18.0 Other Non-Cash and/or Non-Recurring Adjustments (15.2) 39.4 8.2 53.8 Income Tax-Rate Adjustment(1) (3.7) (7.4) (9.9) (11.4) Adjusted Net Income $ 25.6 $ 18.2 $ 61.6 $ 43.5 Basic Shares Outstanding on an As-Converted Basis 136.9 136.7 Fully Diluted Shares on an As-Converted Basis 142.4 142.4 Adjusted Earnings Per Share $ 0.18 $ 0.43 13-Weeks Ended 39-Weeks Ended

℠ 26 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures Depreciation and Amortization Expense October 3, 2021 September 27, 2020 October 3, 2021 September 27, 2020 (dollars in millions) (Successor) (Combined Successor and Predecessor) (Successor) (Combined Successor and Predecessor) Core D&A - Non-Acquisition-related included in Gross Profit $ 4.7 $ 4.6 $ 13.4 $ 14.8 Step-Up D&A - Transaction-related included in Gross Profit 4.6 8.4 12.0 10.4 Depreciation & Amortization - included in Gross Profit 9.3 13.0 25.4 25.2 Core D&A - Non-Acquisition-related included in SG&A Expense 2.8 1.8 7.9 4.4 Step-Up D&A - Transaction-related included in SG&A Expense 8.6 2.6 26.0 5.8 Depreciation & Amortization - included in SG&A Expense 11.4 4.4 33.9 10.2 Depreciation & Amortization - Total $ 20.7 $ 17.4 $ 59.3 $ 35.4 Core Depreciation and Amortization $ 7.5 $ 6.4 $ 21.4 $ 19.2 Step-Up Depreciation and Amortization 13.2 11.0 37.9 16.2 Total Depreciation and Amortization $ 20.7 $ 17.4 $ 59.3 $ 35.4 13-Weeks Ended 39-Weeks Ended

℠ 27 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures (1) Income Tax Rate Adjustment calculated as (Loss) Income before taxes plus (i) Acquisition, Step-Up Depreciation and Amortization and (ii) Other Non-Cash and/or Non-Recurring Adjustments, multiplied by an effective cash tax rate, minus the actual tax provision recorded in the Consolidated Statement of Operations and Comprehensive Income (Loss). The effective cash tax rate includes corporate income tax payments plus non-resident withholding and tax distributions, which are considered equivalent to tax. See footnotes in Utz’s Q3 earnings press release dated November 10, 2021. EBITDA, Adjusted EBITDA and Further Adjusted EBITDA October 3, 2021 September 27, 2020 October 3, 2021 September 27, 2020 (dollars in millions) (Successor) (Combined Successor and Predecessor) (Successor) (Combined Successor and Predecessor) Net Income (Loss) $ 31.4 $ (25.3) $ 24.2 $ (17.0) Plus non-GAAP adjustments: Income Tax Expense or (Benefit) 0.8 (1.5) 2.3 1.1 Depreciation and Amortization 20.7 17.4 59.3 35.4 Interest Expense, Net 7.7 8.8 26.5 28.5 Interest Income (IO loans)(1) (0.6) (0.6) (2.0) (1.8) EBITDA 60.0 (1.2) 110.3 46.2 Certain Non-Cash Adjustments(2) 2.0 (4.5) 9.0 (1.7) Acquisition and Integration(3) 11.0 22.3 19.0 31.4 Business Transformation Initiatives(4) 8.0 1.1 13.7 3.5 Financing-Related Costs(5) 0.1 2.5 0.7 2.6 (Gain) Loss on Remeasurement of Warrant Liabilities (6) (36.3) 18.0 (34.2) 18.0 Adjusted EBITDA 44.8 38.2 118.5 100.0 Adjusted EBITDA as a % of Net Sales 14.3% 15.4% 13.5% 13.9% H.K. Anderson Pre-Acquisition Adjusted EBITDA(7) - 0.4 - 1.0 Vitner's Pre-Acquisition Adjusted EBITDA(7) - 0.6 - 1.5 Truco Enterprises Pre-Acquisition Adjusted EBITDA(7) - 12.9 - 38.8 Festida Foods Pre-Acquisition Adjusted EBITDA(7) - 1.5 2.6 4.6 Further Adjusted EBITDA $ 44.8 $ 53.6 $ 121.1 $ 145.9 Further Adjusted EBITDA as % of Pro Forma Net Sales 14.3% 17.4% 13.7% 16.2% 13-Weeks Ended 39-Weeks Ended

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures

Adjusted EBITDA

	FY 2020					FY 2021			
	(Predecessor)		(Combined Successor and Predecessor)	(Successor)	(Combined Successor and Predecessor)	(Successor)			(Successor)
(dollars in millions)	Q1	Q2	Q3	Q4	FY 2020	Q1	Q2	Q3	TTM
Further Adjusted EBITDA	**$ 40.8**	**$ 51.5**	**$ 53.6**	**$ 41.4**	**$ 187.3**	**$ 39.5**	**$ 36.7**	**$ 44.8**	**$ 162.4**
Acquisition Synergies[1]	2.9	2.6	2.6	2.0	10.1	2.1	2.1	1.6	7.8
Public Company Costs[2]	(0.8)	(0.7)	(0.6)	-	(2.1)	-	-	-	-
Normalized Further Adjusted EBITDA	***$ 42.9***	***$ 53.4***	***$ 55.6***	***$ 43.4***	***$ 195.3***	***$ 41.6***	***$ 38.8***	***$ 46.4***	***$ 170.2***

Net Debt and Net Leverage Ratio

(dollars in millions)		As of October 3, 2021
Term Loan	$	789.1
Capital Leases[3]		29.1
Deferred Purchase Price		4.2
Gross Debt[4]		**822.4**
Cash and Cash Equivalents		26.0
Total Net Debt	**$**	**796.4**
Last 52-Weeks Normalized Further Adjusted EBITDA	$	170.2
Net Leverage Ratio		4.7x

(1) Represents identified integration-related cost savings expected to be realized from the elimination of certain procurement, manufacturing, and logistics as well as selling, general and administrative expenses in connection with the acquisition of Kennedy Endeavors, Kitchen Cooked, Truco Enterprises, Vitner's and Festida Foods.

(2) Represents estimated incremental costs of operating as a public company following the closing of the business combination, including exchange listing and other fees; audit and compliance costs; investor relations costs; additional D&O insurance premium; legal expenses associated with public filings and other items; and cash compensation for the Board of Directors.

(3) Capital Leases include equipment term loans and excludes the impact of step-up accounting.

(4) Excludes amounts related to guarantees on IO loans which are collateralized by routes. We have the ability to recover substantially all of the outstanding loan value in the event of a default scenario, which is uncommon.

Utz BRANDS

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